UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01      Other Events

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP".

Background:

One of the co-founders of SPAR Group, Inc. ("SGRP" and, together with its subsidiaries, the "Company"), Mr. Robert G. Brown ("Mr. Brown"), who retired as the Chairman and an officer and director of SGRP on May 3, 2018, and SP/R, Inc. Defined Benefit Pension Trust (the "SP/R Trust" and, together with Mr. Brown, the "Brown Group"),which is a trust for the benefit (in part) of Mr. Brown and controlled by Mr. Brown's children as its trustees, filed an amendment to Schedule 13D as a group on August 19, 2019 (the "Brown Group 13D"), with the Securities and Exchange Commission (the "SEC"), announcing their joint efforts in facilitating the Brown Group Special Meeting Request (defined below) and the Brown Group Written Consents (defined below).  Mr. Brown and the SP/R Trust are significant holders of SGRP Shares and in the Brown Group 13D reported sole ownership of and voting power respecting 5,236,018 SGRP Shares by Mr. Brown and ownership of and shared voting power respecting 1,109,625 SGRP Shares by the SP/R Trust.  Together, the SGRP Shares of Mr. Brown and the SP/R Trust (the "Brown Group Shares") total 6,345,643 SGRP Shares, or approximately 30.44% of the 20,847,461 outstanding SGRP Shares as of August 2, 2019 (as reported in SGRP's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, as filed with the SEC on August 14, 2019).

Mr. Brown and Mr. William H. Bartels, who also is a co-founder and currently is Vice Chairman and a director and officer of SGRP, have filed Schedule 13Ds as a group with the SEC, most recently on January 25, 2019, and have taken collective action through their written consents.  Mr. Bartels individually owns 5,288,693 shares (25.4%) of SGRP Shares (the "Bartels Shares").  Together, the Brown Group and Mr. Bartels (the "Majority Stockholders") beneficially own a total of approximately 55.8% (or 11,634,336 shares) of the total SGRP Shares issued and outstanding as of August 2, 2019 (as reported in SGRP's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, as filed with the SEC on August 14, 2019). For a description of the past written consents submitted by the Majority Stockholders as a group, see SGRP's Current Reports on Form 8-K as filed with the SEC on July 6, 2018 (removal of Laurence T. Kellar as an independent director), and on September 28, 2018 (challenge of proposed By-Law amendments).

The Brown Group is solely responsible for the Brown Group Special Meeting Request, the Brown Group Written Consents and the Brown Group 13D.  Mr. Bartels is solely responsible for his written consents and his Schedule 13D. The requests, consents and Schedule 13Ds of Mr. Bartels and the Brown Group are referenced for informational purposes only and are not incorporated herein.

On August 20, 2019, SGRP received physical delivery of the Brown Group's unilateral: (1) Written Request of Stockholders of SPAR Group, Inc. to Call a Special Meeting (the "Brown Group Special Meeting Request") respecting the removal of Mr. Arthur B. Drogue and Mr. R. Eric McCarthey as independent directors from the Board of Directors of SGRP (the "Board") and seeking modifications to SGRP's recently restated By-Laws (see below) and (2) Written Consents of Stockholders seeking to appoint Panagiotis ("Panos") Lazaretos as a director of SGRP, whom the independent directors of SGRP have determined to be non-independent (see below), as a director (the "Brown Group Written Consents").  Mr. Bartels did not participate in the Brown Group Special Meeting Request and the Brown Group Written Consents.  However, Mr. Bartels has since delivered his own written consent (in substantially the same form as the Brown Group Written Consents) increasing the size of the Board to eight and appointing Mr. Lazaretos as a director of SGRP, which was physically received by SGRP on October 14, 2019 (the "Bartels Written Consent" and, together with the Brown Group Written Consents, the "Written Consents".  SGRP did not participate in and did not support the Brown Group Special Meeting Request or the Brown Group Written Consents.  The foregoing description of the Written Consent is qualified in its entirety by reference to the Brown Group Written Consents , which are , and is incorporated herein by reference from Exhibit 99.2 to SGRP's Current Reports on Form 8-K as filed with the SEC on August 23, 2019.

Appointments of directors are generally permitted by written consents under SGRP's Amended and Restated By-Laws (the "Restated By-Laws") and Delaware law by greater than a majority (i.e., more than 10,423,730.5) of the SGRP Shares required for the effectiveness of any written consent(s) of a stockholder (or group of stockholders) under Section 2.09 of the Restated By-Laws, including appointments of directors to fill vacancies outstanding for over 90 days.  However, any such action and its consequences would still have to satisfy applicable Nasdaq and SEC rules (see below).

Written Consents Respecting Appointment of Mr. Panagiotis ("Panos") N. Lazaretos as a Director

Panagiotis ("Panos") N. Lazaretos was appointed and elected to the Board by the Written Consents.  SGRP is taking the position that Mr. Lazaretos' appointment as a director of SGRP will become effective, and Mr. Lazaretos will be seated on the Board, upon the required notice to SGRP's stockholders under applicable SEC rules (which may not be completed until after the 2019 Special Meeting (as defined below)).  Mr. Bartels and the Brown Group together own more than a majority (55.8%) of the SGRP Shares, which is sufficient for written stockholder consents.

The Written Consents were delivered in escrow pending the Board meeting on October 13, 2019, in which the Board members present approved a resolution, conditioned upon release of the Written Consents, confirming the following (the "Confirmation"):  (1) receipt of the Written Consents; the increase in Board size from seven to eight and the election of Mr. Lazaretos to the Board pursuant to the Written Consents, effective following completion of the definitive information statement on Schedule 14C required to be delivered to SGRP's stockholders pursuant to applicable SEC rules (the "Definitive Information Statement"); (2) the Board's desire that the Information Statement will be started as soon as reasonably possible; and (3) the Board's desire to have a majority of independent directors as required by applicable Nasdaq rules and to take such actions as may be necessary to respond to any Nasdaq deficiency notice that may be triggered by the appointment of Mr. Lazaretos as a non-independent director, which appointment will result in SGRP having less than a majority (four out of eight) of independent directors as required by applicable Nasdaq rules.  Christiaan Olivier, Chief Executive Officer, President and a director of SGRP and Mr. Jeffery Mayer, a director of SGRP, could not attend the October 13, 2019, Board meeting and did not participate in such vote.  The Written Consents were released on October 13, 2019, shortly after Board meeting was held.  Because the Written Consents were released on a Sunday, the Written Consents were effectively delivered to SGRP on the next business day (Monday, October 14, 2019).

Panagiotis ("Panos") N. Lazaretos has over 15 years of international business development experience. Mr. Lazaretos is a co-founder and since November 2017 has been the Chief Executive Officer and Chairman of the Board of Directors of Thenablers, Inc., a non-operational international business development organization that will be focused on the design and execution of new market strategies for its clients.  Robert G. Brown, William H. Bartels and a number of their related parties are investors in Thenablers.  According to its most recent SEC Filings, Thenablers, Inc. is a development-stage company and has recorded no revenue through June 30, 2019.  From time to time,  Mr. Lazaretos has provided consulting services to SPAR InfoTech, Inc., an affiliate of the Corporation owned by Robert G. Brown, who retired as the Chairman and an officer and director of SGRP on May 3, 2018, and who is part of a control group with Mr. Bartels and others (see Background, above). Feb 2017 to June 2019, Mr. Lazaretos was a Director of Business Development at Sales Service International. From June 2013 to November 2016, Mr. Lazaretos was a Regional Director for Field Marketing Services for Adecco Group. From June 2002 to May 2013,, Mr. Lazaretos was a Vice President of International Operations for SGRP where he worked from Greece and helped SGRP's President of International Operations and Chief Executive Officer in dealing with SGRP's largely autonomous joint venture subsidiaries. From July 1999 to June 2002, Mr. Lazaretos was a Director of Technology at SGRP, and held the same position with one of its pre-merger predecessors from June 1997 to July 1999.  In May 1997, Mr. Lazaretos received a BS in Computer Science from the State University of New York, New York, at New Paltz, and from 1999 to 2001 attended MBA classes focused on information technology at Pace University.

Pursuant to the Delaware Settlement (as described (and defined) in SGRP's Current Report on Form 8-K as filed with the SEC on August 12, 2019 (the "August 2019 Current Report")), the Majority Stockholders and SGRP agreed to amend and restate SGRP's then-current By-Laws (with such amendments resulting in the adoption of the Restated By-Laws). The Restated By-Laws contain negotiated changes that preserved the current roles of the Governance Committee and the Board in the identification, evaluation, and selection of candidates for director and in the nominations of those candidates for the annual stockholders' meetings and appointment of those candidates to fill Board vacancies (the "Nomination Process"), other than directors removed or appointed via a stockholder written consent, which is unchanged.  See the August 2019 Current Report for further details regarding pressures on Board independence.

Mr. Lazaretos was not located, selected or nominated pursuant to SGRP's Nomination Process.

SGRP's Governance Committee has determined that Mr. Lazaretos will not be independent and the Board size would have to be increased to nine (requiring stockholder approval) and additional independent directors would need to be added to satisfy Nasdaq's Board Independence Rules (as defined below).  See, Failure to Maintain a Majority of Independent Directors on the Board; and Risks of a Nasdaq Delisting and Penny Stock Trading, below.  SGRP's Board Committees require that each member thereof be independent under applicable Nasdsq rules.  Because of his non-independence, Mr. Lazaretos will not be serving on any of SGRP's Board Committees.

Notice and Information Statement:

Applicable law requires SGRP to provide prompt notice to the other stockholders of the action so taken.  In addition, applicable law requires SGRP to file the Definitive Information Statement with the SEC, which will (when mailed) serve as the notice to other stockholders of SGRP that, because the Majority Stockholders acted unilaterally and without sufficient advance notice to SGRP of their proposed action date and timing, SGRP could not have asked all stockholders to execute the Written Consents as required under applicable law.  Applicable law requires the Definitive Information Statement to be filed with the SEC at least 20 days prior to the earliest date on which the corporate action may be taken by consent.  Accordingly, SGRP is taking the position that the Written Consents will not be effective until at least 20 calendar days following the date on which the Definitive Information Statement is sent to SGRP's other stockholders that did not execute the Written Consents, which cannot occur immediately.

Before the Definitive Information Statement can be filed with the SEC and sent to SGRP's stockholders, applicable law requires a preliminary Schedule 14C (the "Preliminary Information Statement") to be filed with the SEC at least 10 calendar days before the Definitive Information Statement is filed with the SEC and sent to SGRP's stockholders (with the filing date of the Preliminary Information Statement counting as the first day).  If the SEC does not provide comments on the Preliminary Information Statement during such 10-day period, SGRP may file the Definitive Information Statement.  However, the SEC may review and provide comments to the Preliminary Information Statement during such 10-day period, which could delay the process because of the time taken to resolve the SEC's comments.

SGRP must mail the appropriate number of copies of the Definitive Information Statement to the Depository Trust Company ("DTC"), SGRP's transfer agent, each DTC participant and each beneficial stockholder known to SGRP.  In order to do that mailing, SGRP will obtain an up-to-date list of its stockholders as of September 29, 2019, which includes inquiries through its transfer agent, DTC, and a broker search, which takes time and also may delay the effective time of the Written Consents.

Due to the lead time involved in the SEC's review of the Preliminary Information Statement, the broker search and mailing processes, it will likely be more than thirty days before all of the notices, filings and other conditions under applicable law have been satisfied and the Written Consents take effect.  SGRP will begin preparing the Preliminary Information Statement and the updated stockholder list as promptly as reasonably practicable.

SGRP believes that the Written Consents will become effective, and Mr. Lazaretos will be seated on the Board as a voting director, upon the delivery of the Definitive Information Statement to SGRP's stockholders as required under applicable SEC rules (which may not be completed until after the 2019 Special Meeting).

The Majority Stockholders believe that Mr. Lazaretos should immediately be seated on the Board as a voting director. In order to bridge the timing gap, Mr. Lazaretos was made a non-voting Board "Observer" so he could immediately begin to join in Board meetings.

Failure to Maintain a Majority of Independent Directors on the Board; and Failure to Comply with Nasdaq Audit Committee Composition Requirements

The Board and the Governance Committee have determined that the Board should always have a majority of independent directors as required by applicable Nasdaq and SEC rules.  SGRP's Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004, requires that (among other things) a majority of the directors of the Board, and all of the members of its Audit Committee, Compensation Committee and Governance Committee, be independent directors as required by applicable Nasdaq and SEC rules.

Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to consist of independent directors, as defined in Rule 5605(a)(2) (together, the "Board Independence Rule"). When similar circumstances occurred in the past with the forced retirement of independent directors, SGRP received notification letters from Nasdaq stating that SGRP no longer complied with Nasdaq's Board Independence Rule and had a stipulated grace period to regain compliance therewith. See SGRP's Current Report on Form 8-K as filed with the SEC on July 31, 2019, and SGRP's Current Report on Form 8-K as filed with the SEC on December 14, 2018.

The seven-member Board currently has three wholly independent directors and one director classified as independent on all but related party matters, which has satisfied Nasdaq's Board Independence Rules. See SGRP's Current Report on Form 8-K respecting such compliance as filed with the SEC on September 16, 2019 , and for details respecting Mr. Baer's appointment as an independent director, see SGRP's Current Report on Form 8-K as filed with the SEC on September 6, 2019.

With the increase in Board size to eight and the addition of Mr. Lazaretos as a non-independent director when the Written Consents take effect, the Board will have half (4) independent and half (4) non-independent directors, and will not satisfy Nasdaq's Board Independence Rule.

Nasdaq has already orally confirmed that the Board having four independent directors out of eight as a result of Mr. Lazaretos' appointment as a director would not comply with Nasdaq's Board Independence Rule, and SGRP's contact at Nasdaq asked when would SGRP increase its Board size to nine and add another independent director and whether such additional independent director had already been identified.  Accordingly, SGRP believes that following Mr. Lazaretos' appointment as a director, the Board size would have to be increased to nine (requiring stockholder approval) and additional independent directors would need to be added to satisfy Nasdaq's Board Independence Rule.

SGRP will ask its stockholders in the 2019 Special Meeting to consider and grant authority to the Board to increase the size of the Board to nine directors without further stockholder action if reasonably necessary for compliance with Nasdaq's Board Independence Rule.

2019 Special Stockholders' Meeting to Remove Independent Directors Drogue and McCarthey

Requests for special stockholder meetings for permitted purposes are authorized, and the potential removal of directors is a permitted purpose, under the Restated By-Laws and Delaware law.  However, any actions taken and their consequences would still have to satisfy applicable Nasdaq and SEC rules.

The Brown Group Special Meeting Request satisfied the applicable procedural requirements set forth in the Restated By-Laws and the Board will call for a special meeting of SGRP's stockholders to consider (among other things) the removal of Mr. Arthur B. Drogue and Mr. R. Eric McCarthey as independent directors from the Board, Audit Committee, Governance Committee, Compensation Committee, and Special Subcommittee.

On September 13, 2019, SGRP received physical delivery of the Written Request of Stockholders of SPAR Group, Inc. to Call a Special Meeting from the Brown Group (the "Brown Group Second Meeting Request") for the following purposes (which updated the Brown Group Special Meeting Request):

●

To consider the removal of two independent directors, Mr. Arthur B. Drogue (Chairman of the Board and Chairman of the Governance Committee), and Mr. R. Eric McCarthey (Chairman of the Audit Committee).

●	If he has not already been seated as a director, to consider the appointment of Panos N. Lazaretos as a director, and to increase the Board size to eight if necessary.

●

To consider amending the Restated 'By-Laws to shorten the time given to the Governance Committee and Board to exclusively fill director vacancies from 90 days (as agreed with Mr. Brown as part of the Settlement in January 2019) to 30 days, which SGRP believes would adversely impact the time reasonably required to thoroughly complete the Nomination Process (for example, the process for Mr. Baer took approximately 100 days).

●

To consider amending SGRP's By-Laws to redefine an Independent Director (the "Independence Redefinition"), which redefinition focuses on specific standards and law, which SGRP believes may be potentially without regard to all applicable standards and law (although SGRP of course would insist on complying with all applicable standards and law).

On advice of counsel, SGRP believes that, if approved, the Independence Redefinition will not in any way affect the classification of Mr. Lazaretos or any other director as a non-independent director since SGRP will comply all applicable standards and law.

The Board had already discussed holding a special meeting of SGRP's stockholders in early November (which is now being rescheduled to be held in mid-December) to ask for stockholder approval of a potential reverse stock split for compliance with Nasdaq's requirements to maintain a minimum bid price, as further described in SGRP's Current Report on Form 8-K as filed with the SEC on July 31, 2019, and a new stock compensation plan to replace the stock compensation plan that was rejected by the stockholders at SGRP's annual stockholders' meeting held in May 2019. Under the Restated By-Laws and Delaware law, the Board is permitted to combine those purposes with the requested vote on independent director removal, and will likely do so to minimize preparation, legal, printing and mailing costs. SGRP has since regained compliance with Nasdaq's minimum bid price rule, so no reverse stock is necessary or contemplated.  See SGRP's Current Report on Form 8-K as filed with the SEC on September 6, 2019.  SGRP did not participate in and does not support the Brown Group Second Meeting Request.  See SGRP's Current Report on Form 8-K as filed with the SEC on September 16, 2019.

SGRP is planning to call for a special meeting of SGRP's stockholders during mid-December of 2019 (the "2019 Special Meeting") to consider those proposals and any other specified purposes.  SGRP will follow normal procedure in soliciting proxies for the meeting and preparing and filing a preliminary proxy statement with the SEC, which the SEC may choose to review, and then sending a definitive proxy statement to SGRP's stockholders.

The removal of Mr. Drogue and Mr. McCarthey 'is far from certain as more than 50% (or 10,423,730.5) of the SGRP Shares entitled to vote must be present at such 2019 Special Meeting (in person or by proxy) and vote in favor of removal of such directors.'  If Mr. Lazaretos is not already a director at the time of the 2019 Special Meeting, his election to the Board would only require a majority of "yes" over "no" votes cast (but still requires the same 50% quorum).  However if the Brown Group and Mr. Bartels vote together, they can approve any of the 2019 Special Meeting proposals.

As noted above, with the increase in Board size to eight and the addition of Mr. Lazaretos as a non-independent director when the Written Consents take effect, the Board will have half (4) independent and half (4) non-independent directors, and will not satisfy Nasdaq's Board Independence Rule.

If Mr. Drogue and Mr. McCarthey are removed or forced to retire:

•	The Board would only have two independent directors out of six (and Mr. Jeffrey A. Mayer is excluded from voting on any related party matter).

•	SGRP's Audit Committee and Special Subcommittee would have only one member (Mr. Arthur H. Baer).

•	SGRP's Compensation Committee and Governance Committee would consist of only two directors (namely Mr. Mayer and Mr. Baer).

The resulting composition of the Board and its committees would be in violation of Nasdaq's Board Independence Rule and such committees' respective charters if either Mr. Drogue or Mr. McCarthey are removed or forced to retire as a result of the 2019 Special Meeting.  Accordingly, SGRP believes that the Board size would then have to be increased to nine (requiring stockholder approval) and additional independent directors would need to be added to satisfy Nasdaq's Board Independence Rule.

Accordingly, SGRP will ask its stockholders in the 2019 Special Meeting to consider and grant authority to the Board to increase the size of the Board to nine directors without further stockholder action if reasonably necessary for compliance with Nasdaq's majority board independence rule.

Future Compliance with Nasdaq's Board Independence and Other Rules

There can be no assurance that SGRP will be able to comply in the future with Nasdaq's Board Independence Rule (requiring that independent directors be a majority of the SGRP Board of Directors and the only members of its Audit, Compensation and Governance Committees), Nasdaq's Bid Price Rule (requiring a minimum bid price of $1.00/share), or other Nasdaq continued listing requirements. See Note 8 to the Company's Consolidated Financial Statements - Commitments and Contingencies -- Risks of a Nasdaq Delisting and Penny Stock Trading in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on August 14, 2019.

If SGRP Shares are ultimately delisted by Nasdaq, the market liquidity of the SGRP Shares could be adversely affected and its market price could decrease, even though such shares may continue to be traded over-the-counter, due to (among other things) the potential for increased spreads between bids and asks, lower trading volumes and reporting delays in over-the-counter trades and the negative implications and perceptions that could arise from such a delisting. See Item 1A – Risk Factors --Risks of Illiquidity in SGRP Common Stock, in SGRP's Annual Report on Form 10K/A, as filed with the SEC April 24, 2019.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibits (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's failure to comply with the Nasdaq's continued listing requirements in the future, any further loss of Board independence or other change in Board or committee composition, any related party payments or settlements that may be authorized by a reconstituted Board, any other settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the SGRP Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibits:

          None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	October 18, 2019
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer